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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 18, 2001

                             BROOKS AUTOMATION, INC.
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             (Exact Name Of Registrant As Specified In Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                  0-25434                                             04-3040660
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          (Commission File Number)                      (I.R.S. Employer Identification No.)

15 ELIZABETH DRIVE, CHELMSFORD, MASSACHUSETTS                         01824
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  (Address of Principal Executive Offices)                         (Zip Code)
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                                 (978) 262-2400
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS
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     In a press release dated May 18, 2001, and a press release dated May 23,
2001, Brooks Automation, Inc. ("Brooks") announced the agreement and completion of a private offering of its convertible subordinated notes. A copy of each of the press releases issued by Brooks is attached hereto as Exhibit 99.1 and 99.2, respectively, and each is incorporated by reference herein in its entirety.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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ITEM NO.        DESCRIPTION
99.1            Press Release issued by Brooks on May 18, 2001.

99.2            Press Release issued by Brooks on May 23, 2001.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 24, 2001                     BROOKS AUTOMATION, INC.

                                         By: /s/ Lynda M Avallone
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                                             Lynda M. Avallone
                                             Treasurer